                                                                     Exhibit 4.1

         COMMON                                            COMMON

----------                                                            ----------
  NUMBER                                                                SHARES

FC
----------                                                            ----------

       INCORPORATED UNDER THE LAWS                          FLUOR(R)
        OF THE STATE OF DELAWARE


      THIS CERTIFICATE IS TRANSFERABLE
       IN THE CITIES OF NEW YORK, NY OR
           RIDGEFIELD PARK, NJ              CUSIP 343412 10 2
                                            SEE REVERSE FOR CERTAIN DEFINITIONS

                                    [LOGO]

                               Fluor Corporation


     This Certifies that






     is the record holder of

          FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $0.01 EACH OF

     Fluor Corporation, transferable on the books of the corporation in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is issued pursuant to the certificate of incorporation and bylaws of the corporation, copies of which are on file at the principal office of the corporation, to all of which the holder by the acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        Witness the signatures of the duly authorized officers of this Corporation.

Dated

                                    [SEAL]

COUNTERSIGNED AND REGISTERED.
  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.     Senior Vice President, Law and
                          TRANSFER AGENT       Secretary
                          AND REGISTRAR

By

                                               Chairman OF THE BOARD
                   AUTHORIZED SIGNATURE        and Chief Executive Officer

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     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                         UNIF GIFT MIN ACT-- ............... Custodian ........................
     TEN ENT -- as tenants by the entireties                                           (Cust)                        (Minor)
      JT TEN -- as joint tenants with right of                                   under Uniform Gifts to Minors
                survivorship and not as tenants                                  Act ..............................................
                in common                                                                               (State)
                                                             UNIF TRF MIN ACT--  ................. Custodian (until age ..........
                                                                                       (Cust)
                                                                                 .......................... under Uniform Transfers
                                                                                         (Minor)
                                                                                 to Minors Act ....................................
                                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

    For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------

-----------------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________________

                                        X ______________________________________

                                        X ______________________________________
                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                          CORRESPOND WITH THE NAME AS WRITTEN
                                          UPON THE FACE OF THE CERTIFICATE IN
                                          EVERY PARTICULAR, WITHOUT ALTERATION
                                          OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By ____________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

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
     -----------------------------------------------------   ---------------------------------------------------------
           AMERICAN BANK NOTE COMPANY                             PRODUCTION COORDINATOR:BELINDA BECK: 215-764-????
          55TH STREET AT SANSOM STREET                                    PROOF OF NOVEMBER 10, 2000
            PHILDELPHIA, PA 19139                                              FLUOR CORP.
              (215) 764-8600                                                    H 58402 bk
     -----------------------------------------------------   ---------------------------------------------------------
          SALES:   J. MCCAULEY: 562-888-2336                              OPERATOR:                ??
     -----------------------------------------------------   ---------------------------------------------------------
          /NET/BANKNOTE/HOME 45/MAC 6/FLUOR/M08402                                 NEW
     -----------------------------------------------------   ---------------------------------------------------------